Annual Shareholder Meeting April 17, 2018 Exhibit 99.1

2017 Earnings and Earnings Metrics
The table below provides a reconciliation of CNB Financial Corporation’s annual earnings and earnings metrics under U.S.
generally accepted accounting principles (U.S. GAAP) to the comparative results excluding the impact of the revaluation of the deferred tax asset in the fourth quarter of 2017 (dollars in thousands).
2
Twelve Months Ended
December 31,
2017
2016
% Change
Net income, US GAAP
$23,860
$20,540
16.2%
Additional tax provision resulting from change in tax rate
3,009
NA
Net income, excluding effect of change in tax rate
$20,540
Diluted earnings per share,
US GAAP
$    1.57
$    1.42
10.6%
Effect of change in tax rate
0.20
NA
Diluted
earnings
per
share,
excluding
effect
of
change
in
tax
rate
24.6%
Return
on
average
assets,
US
GAAP
0.89%
0.85%
4.7%
Effect of change
in tax rate
0.11%
NA
Return
on
average
assets,
excluding
effect
of
change
in
tax
rate
1.00%
0.85%
17.6%
Return
on
average
equity,
US
GAAP
9.97%
9.69%
2.9%
Effect
of
change
in
tax
rate
1.26%
NA
Return
on
average
equity,
excluding
effect
of
change
in
tax
rate
11.23%
9.69%
15.9%
30.8%
$    1.77
$    1.42
$26,869

3 Stable Net Interest Margin 3

4 Strong Capital Levels Tangible Common Equity/Tangible Assets Tier 1 Risk-Based Ratio Leverage Ratio Total Risk-Based Ratio 4

History of CNB Financial
1865: County
National Bank
of Clearfield
established
1934: Reorganizes
through a stock
offering to existing
depositors
1984: Forms
CNB Financial
Corporation
holding
company
2005:
ERIEBANK is
formed
2006: Conversion
to a state banking
charter
2010: Joseph Bower
becomes CEO after
retirement of
William Falger
2010:
Common
Equity raise
of $34.5
million
2013:
Acquisition
of FC Banc Corp.
headquartered
in Bucyrus, Ohio,
with $360
million in assets
2015:
150
th
Anniversary
Celebration
2016: Acquisition of
Lake National Bank
headquartered in
Mentor, Ohio, with
$153 million in assets
Bank on Buffalo is
formed
2016:
Subordinated
Debt raise of
$50 million
2017:
Common
equity raise of
$20 million
5
1865     1934     1984     2005       2006
2010          2013       2015        2016
2017

6
Strategic Principles
The
Board
and
management
identified
three
strategic
principles
that
will
result
in
CNB’s
ongoing
ability
to
Produce
Significant
Rewards.
1.
Be the Source of Exceptional Experiences
2.
Foster an Environment of Leadership
3.
Position for Long-Term Growth

7
Be the Source of Exceptional Experiences

Financial products and services tend to be commodities until we provide a caring level of service and assistance that transforms them into individual solutions for life-long customer needs. Our vision is to find ways to accomplish this goal and say yes when possible within our risk/reward framework.  Our employees are challenged everyday to provide this level of support. Therefore, CNB consistently strives for a positive work environment for all employees.
Customer
Experience
–
In order to differentiate
from the competition, CNB must provide consistently
exceptional customer service by a highly competent team which in turn will lead to positive customer experiences
(CX).
A
critical
component
of
these
experiences
is
the
continued
training
and
development
and empowerment
of staff.
Employee
Experience
–
CNB
is
committed
to
creating
a
culture
that
promotes
independent
thinking
and
fresh ideas.  A complete environment of inclusion is extremely critical to our mission. Going beyond employee
satisfaction, CNB
strives
to achieve
employee
advocacy
and pride.

8
Foster an Environment of Leadership
Our purpose goes well beyond acting as merchants of financial products and services to providing leadership for our industry and communities in which our employees and customers reside and operate. Such leadership is manifested in activities, expertise, and contributions of time and resources. Every member of every team is encouraged to share their expertise and ideas that will improve the way we do business.
Leadership
in Local
Communities
–
A differentiating
factor is CNB’s level of investment and leadership in
local communities; CNB Bank, ERIEBANK, FCBank
and BankOnBuffalo
will develop key community
initiatives to incorporate into the annual budget along with leadership and employee assignments.
Leadership
in
our
Industry
–
We
support
and
encourage
our
experienced
staff
to
not
only
join
financial
services organizations and partners, but to strive for leadership roles. Each leadership opportunity sets
CNB apart from its competitors.
Leadership
within
our
Organization
–
Each
employee
of
CNB
has
an
area
of
expertise
and
the
opportunity to make a difference. We encourage progressive thinking from every employee to share their ideas and recommendations to continually improve the way we do business.
Community
Banking
at every
level
–
Being a community bank is very important to our culture and our mission.  Our approach in maintaining this model is to have regional presidents with the authority to make decisions integral to their market’s success while maintaining the CNB culture.  We will continue to
operate
as
CNB
Bank,
ERIEBANK,
BankOnBuffalo
and
FCBank
with
each
market
having
developed
its
own
strategy and marketing
plan with a high level of support from CNB.

9
Position for Long-Term Growth
Our approach to positioning the growth of the company is to invest in markets and locations that provide substantial growth opportunities for each of our lines of business. We must invest in new markets and innovative branding in communities of a size that will provide for our long-term growth objectives. A strong focus on technology is necessary to ensure we are offering desired services and delivery channels in the most efficient manner possible.
A Consistent
Approach
to
Growth
–
Organic
growth
is
a
key
objective
for
CNB’s
success
and
is
therefore
a
critical
component
of
our
future
strategy.
We
will
need
to
focus
on
developing
our
asset
funding
through
growth
in
core
deposits,
maximize
the
potential
of
our
existing
branch
office
network,
and
continually
research
new
markets/franchises
to
provide
for
future
expansion.
Integration
Into
Communities
–
Our
active
role
in
community
leadership
will
be
a
significant
contributor
to
unlocking
additional
business
relationships.
Leaders
get
noticed
and
we
strive
to
be
well
known
in
our
communities.
We
measure
this
in
light
of
our
successful
market
share
position
in
each
of
our
communities.
At
the
core
of
our
strategy
is
that
we
have
the
products
and
services
that
are
delivered
in
a
personal
manner
with
ample
delivery
options
available.
A
Solid
Foundation
of
Technology
–
Deeply
entwined
in
every
aspect
of
our
service
model
is
the
need
for
effective
technology.
Strategically,
we
need
to
be
at
or
ahead
of
the
competition
in
our
delivery
of
products/functionality.

10
Strategic Principles
These strategic principles will directly impact our culture and promote activities in support of consistent value creation and enhanced financial performance.
In executing these principles, we will become the company we wish to be and perform in a manner that distinguishes us from our competitors.
Our clear strategic focus and operational discipline are directed to achieve the outcome of producing significant rewards for our shareholders.
The proper balance of risk and return is at the forefront of providing sustainable financial
performance.

11
CNB Bank
On February 24, 2017, CNB expanded its market presence in Central Pennsylvania with a full-service office in Blair County.  The new community office is conveniently located in Duncansville, off Plank Road, near Convention Center Boulevard.
In June 2017, twenty employees successfully graduated as the inaugural class of the CNB Leadership Institute.  Given the growth the Bank has been experiencing, and the additional leadership depth that was needed across the entire organization, in 2015 CNB’s senior leadership team felt that it was the right time to enhance the importance of management succession planning and select the inaugural class from within the organization.
In December 2017, the Federal Reserve Bank of Philadelphia announced the appointment of
Joseph B. Bower Jr., President and Chief Executive Officer of CNB Bank and CNB Financial Corp., to
its Community Depository Institutions Advisory Council (CDIAC).  The CDIAC is a 12-member council composed of representatives from commercial banks, thrift institutions and credit unions.

12
ERIEBANK, a division of CNB Bank
In February 2017, ERIEBANK opened a new community office in Ashtabula, Ohio.  The new 4,200 square foot facility represents a significant expansion of the commercial banking services ERIEBANK first began offering to Ashtabula businesses in 2014.
In March, 2017, the formation of an Ohio Advisory Board and the appointment of seven inaugural members was announced.  The board provides leadership and guidance as ERIEBANK continues to develop its presence in the northeast Ohio region.
As a compliment to ERIEBANK’s sponsorship of 8 Great Tuesdays, a free concert series held annually at the Liberty Park Amphitheater in Erie and organized by the Erie Western PA Port Authority, a new initiative named 8 Great Charities was launched in July, 2017.
The contest resulted in eight different non-profit
organizations receiving a total of $8,000 in donations.
In November, 2017 ERIEBANK announced its investment of $2.5 million in the
Erie Downtown Equity Fund in support of the Erie Downtown Development
Corporation (EDDC).
ERIEBANK and the Greater Regional Erie Athletic Team Training Inc.
(G.R.E.A.T.T.) together announced that, through a partnership, the former Family First Sports Park will soon begin a $9.1 million renovation of the facility and be named ERIEBANK Sports Park.

13
FCBank, a division of CNB Bank
The major announcement at FCBank
in 2017 was the
welcoming of Jenny Saunders as President.  Jenny took
over leadership of the FCBank
team in October 2017.
Jenny is a veteran banker with over 30 years of
community banking experience.
FCBank, a division of CNB Bank, is headquartered in
Worthington, Ohio with seven full service offices in the
communities of Bucyrus, Shiloh, Cardington, Fredericktown,
Worthington, Dublin, and Upper Arlington, plus one loan
production office in Lancaster, Ohio
FCBank
headquarters located in Worthington, Ohio.

14
Bank on Buffalo, a division of CNB Bank
BankOnBuffalo, a division of CNB Bank, experienced major growth in 2017.  The newest bank in the Buffalo area opened its first full-
service office within the Electric Tower in downtown Buffalo on
February 21, 2017.
In April, 2017 the formation of a BankOnBuffalo
Advisory Board
and the appointment of eleven inaugural members was
announced.  The local Board will provide leadership and guidance as BankOnBuffalo
expands upon its initial entry into the Buffalo
market in serving the financial needs of the region’s small to middle market businesses.
November 2017 was a month of celebration.  On
November 2, 2017, the Bank expanded into Buffalo’s
Southtowns
by opening a full-service community office in
Orchard Park.  On November 16, 2017, a third branch
location opened in Williamsville, New York.

15
CNB Financial Corporation
March 31, 2018
{dollars in thousands}
March
31,
2018
December 31, 2017
Total Assets
$2,908,883
$2,768,773
Loans
$2,276,124
$2,145,959
Deposits
$2,210,055
$2,167,815
Quarter ended March 31,
2018
2017
Net interest income       $24,100
$21,202
Net income
$  7,097   $  6,480
Earnings per share
$    0.46
$    0.43

Annual Shareholder Meeting April 17, 2018